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                                                     Exhibit 23.03

                     CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
FSC Semiconductor Corporation:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG PEAT MARWICK LLP

San Jose, California
July 9, 1997